Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2015
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,840	3,485			6,325
I-joist sales volume (MELF)	40,810	56,572			97,382
Plywood sales volume (MSF 3/8")	412,139	410,491			822,630
Lumber sales volume (MBF)	48,100	55,945			104,045
LVL mill net sales price ($/CF)	$16.48	$16.46			$16.47
I-joist mill net sales price ($/MELF)	$1,098	$1,098			$1,098
Plywood net sales price ($/MSF 3/8")	$312	$302			$307
Lumber net sales price ($/MBF)	$510	$484			$496
Segment sales (000)	$309,316	$339,869			$649,185
Segment income (000)	$20,896	$23,712			$44,608
Segment depreciation and amortization (000)	$10,791	$10,341			$21,132
Segment EBITDA (000)[1]	$31,687	$34,053			$65,740
EBITDA as a percentage of sales	10.2%	10.0%			10.1%
Capital spending (000)	$9,532	$13,957			$23,489
Receivables (000)	$69,406	$73,243
Inventories (000)	$161,586	$151,000
Accounts payable (000)	$47,762	$53,800

	2014
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,642	3,434	3,602	2,677	12,355
I-joist sales volume (MELF)	39,839	56,813	56,403	39,587	192,642
Plywood sales volume (MSF 3/8")	414,443	430,404	396,339	409,952	1,651,138
Lumber sales volume (MBF)	45,883	56,799	57,261	51,690	211,633
LVL mill net sales price ($/CF)	$16.00	$16.28	$16.59	$16.34	$16.32
I-joist mill net sales price ($/MELF)	$1,016	$1,068	$1,095	$1,091	$1,070
Plywood net sales price ($/MSF 3/8")	$294	$301	$335	$330	$314
Lumber net sales price ($/MBF)	$569	$574	$546	$544	$558
Segment sales (000)	$293,274	$351,011	$355,697	$317,019	$1,317,001
Segment income (000)	$13,047	$31,213	$40,631	$23,483	$108,374
Segment depreciation and amortization (000)	$9,980	$10,044	$10,711	$10,722	$41,457
Segment EBITDA (000)[1]	$23,027	$41,257	$51,342	$34,205	$149,831
EBITDA as a percentage of sales	7.9%	11.8%	14.4%	10.8%	11.4%
Capital spending (000)	$9,714	$5,659	$11,541	$13,377	$40,291
Receivables (000)	$62,203	$70,288	$66,882	$53,726
Inventories (000)	$154,412	$149,388	$158,324	$162,395
Accounts payable (000)	$45,719	$55,365	$55,581	$42,721

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2013
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,718	2,681	2,996	2,699	11,094
I-joist sales volume (MELF)	40,937	43,954	50,552	43,966	179,409
Plywood sales volume (MSF 3/8")	345,728	354,904	343,922	427,969	1,472,523
Lumber sales volume (MBF)	49,784	51,722	50,391	46,850	198,747
LVL mill net sales price ($/CF)	$15.25	$15.67	$15.85	$15.90	$15.68
I-joist mill net sales price ($/MELF)	$964	$989	$1,017	$1,024	$1,000
Plywood net sales price ($/MSF 3/8")	$331	$328	$303	$302	$316
Lumber net sales price ($/MBF)	$463	$515	$515	$543	$509
Segment sales (000)	$269,216	$280,417	$283,204	$301,252	$1,134,089
Segment income (000)	$20,808	$23,045	$17,928	$15,892	$77,673
Segment depreciation and amortization (000)	$6,253	$6,517	$6,686	$9,208	$28,664
Segment EBITDA (000)[1]	$27,061	$29,562	$24,614	$25,100	$106,337
EBITDA as a percentage of sales	10.1%	10.5%	8.7%	8.3%	9.4%
Capital spending (000)[2]	$3,519	$5,703	$9,065	$12,268	$30,555
Receivables (000)	$60,386	$58,363	$64,815	$49,425
Inventories (000)	$124,030	$123,467	$145,198	$154,708
Accounts payable (000)	$40,661	$47,413	$54,150	$41,924

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2] Capital spending in fourth quarter 2013 and third quarter 2013 excludes $1.0 million and $102.0 million, respectively, of cash paid for the acquisitions of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2015
	Q1	Q2	Q3	Q4	YTD
Commodity sales	48.4%	45.4%			46.8%
General line sales	34.7%	37.0%			35.9%
EWP sales	16.9%	17.7%			17.3%
Total sales (000)	$622,905	$762,078			$1,384,983
Gross margin[1]	10.4%	11.5%			11.0%
Segment income (000)	$3,346	$19,576			$22,922
Segment depreciation and amortization (000)	$2,739	$2,874			$5,613
Segment EBITDA (000)[2]	$6,085	$22,450			$28,535
EBITDA as a percentage of sales	1.0%	2.9%			2.1%
Capital spending (000)	$2,963	$4,023			$6,986
Receivables (000)	$174,582	$195,587
Inventories (000)	$270,881	$264,114
Accounts payable (000)	$179,530	$209,090

	2014
	Q1	Q2	Q3	Q4	YTD
Commodity sales	52.2%	48.7%	47.7%	49.6%	49.4%
General line sales	31.9%	33.7%	34.8%	33.7%	33.6%
EWP sales	15.9%	17.6%	17.5%	16.6%	17.0%
Total sales (000)	$585,530	$758,375	$773,391	$669,367	$2,786,663
Gross margin[1]	10.6%	11.3%	12.0%	11.2%	11.4%
Segment income (000)	$5,861	$19,401	$21,058	$10,359	$56,679
Segment depreciation and amortization (000)	$2,307	$2,394	$2,448	$2,653	$9,802
Segment EBITDA (000)[2]	$8,168	$21,795	$23,506	$13,012	$66,481
EBITDA as a percentage of sales	1.4%	2.9%	3.0%	1.9%	2.4%
Capital spending (000)	$2,720	$3,551	$7,161	$6,917	$20,349
Receivables (000)	$163,820	$181,390	$176,920	$142,891
Inventories (000)	$266,647	$261,176	$240,547	$232,066
Accounts payable (000)	$167,152	$174,402	$149,548	$119,054

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2013
	Q1	Q2	Q3	Q4	YTD
Commodity sales	54.1%	51.2%	49.5%	50.9%	51.3%
General line sales	31.0%	34.4%	33.9%	32.2%	33.0%
EWP sales	14.9%	14.4%	16.6%	16.9%	15.7%
Total sales (000)	$581,129	$681,486	$721,523	$615,467	$2,599,605
Gross margin[1]	11.0%	9.1%	11.6%	11.7%	10.9%
Segment income (000)	$7,997	$3,276	$17,863	$10,795	$39,931
Segment depreciation and amortization (000)	$2,178	$2,217	$2,245	$2,593	$9,233
Segment EBITDA (000)[2]	$10,175	$5,493	$20,108	$13,388	$49,164
EBITDA as a percentage of sales	1.8%	0.8%	2.8%	2.2%	1.9%
Capital spending (000)	$1,797	$3,023	$6,605	$3,273	$14,698
Receivables (000)	$168,056	$172,505	$167,479	$126,399
Inventories (000)	$263,073	$244,883	$223,982	$228,752
Accounts payable (000)	$181,496	$156,483	$144,683	$110,231

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, depreciation and amortization. The following tables reconcile net income to EBITDA for the periods noted below:

	2015
	Q1	Q2	Q3	Q4	YTD

Net income	$7,617	$20,230			$27,847
Interest expense	5,481	5,591			11,072
Interest income	(90)	(58)			(148)
Income tax provision	4,573	11,637			16,210
Depreciation and amortization	13,587	13,281			26,868
EBITDA	$31,168	$50,681			$81,849

	2014
	Q1	Q2	Q3	Q4	YTD

Net income	$5,565	$26,418	$32,285	$15,741	$80,009
Interest expense	5,512	5,519	5,514	5,504	22,049
Interest income	(70)	(53)	(57)	(57)	(237)
Income tax provision	3,461	14,286	18,133	7,416	43,296
Depreciation and amortization	12,320	12,482	13,203	13,434	51,439
EBITDA	$26,788	$58,652	$69,078	$42,038	$196,556

	2013
	Q1	Q2	Q3	Q4	YTD

Net income[1]	$80,836	$10,412	$15,860	$9,828	$116,936
Interest expense	4,891	4,781	5,174	5,580	20,426
Interest income	(62)	(62)	(88)	(29)	(241)
Income tax provision (benefit)[1]	(61,107)	6,797	9,602	5,920	(38,788)
Depreciation and amortization	8,477	8,766	8,962	11,833	38,038
EBITDA	$33,035	$30,694	$39,510	$33,132	$136,371

[1]Net income for the three months ended March 31, 2013, and the year ended December 31, 2013, includes a $68.7 million income tax benefit associated with the recording of net deferred tax assets upon our conversion from a limited liability company to a corporation.